UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

As previously disclosed in a Current Report on Form 8-K filed by The Middleby Corporation (the “Company”) on December 22, 2010, on December 17, 2010, Selim A. Bassoul, the Company’s Chairman, Chief Executive Officer and President, adopted a stock trading plan (the “Plan”) pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

The Plan provides for the sale at predetermined minimum price thresholds ranging from $90.00 to $110.00 of up to 500,000 shares of Company common stock over a period commencing on January 1, 2011 and ending on January 15, 2013.

On June 15, 2012, Mr. Bassoul entered into an amendment to the Plan that extends the term of the Plan to January 15, 2014 and provides for the sale of up to an additional 100,000 shares at a minimum price per share of $100.00.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: June 21, 2012	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer